UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2018

Heyu Biological Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26731	87-0627910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, No. 10 Building, Xinglin Bay Business Operation Center,

Jimei District, Xiamen City, Fujian Province,

China 361022

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (86) 158 5924 0902

Pacific Webworks, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 3, 2018, Pacific Webworks, Inc. (the “Company”) changed its corporate name to Heyu Biological Technology Corporation (the “Name Change”), pursuant to a certificate of amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation (as amended, the “Articles of Incorporation”), filed with the Secretary of State of the State of Nevada on May 23, 2018.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to 78.390 of the Nevada Revised Statutes, under which stockholder approval is not required to effect a corporate name change. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Articles of Incorporation in connection with the Name Change.

Commencing on June 28, 2018, the common stock of the Company will cease trading under the ticker symbol “PWEB” and will begin trading under its new ticker symbol, “HYBT,” on the OTC Pink tier of OTC Markets Group Inc.

Copies of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, in connection with the name change, the Company adopted a new form of common stock certificate. Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name. Certificates reflecting the name change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Restated Articles of Incorporation of Pacific Webworks, Inc., as filed with the Secretary of State of the State of Nevada on May 23, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2018

Heyu Biological Technology Corporation

By:	/s/ Wendy Wei Li
Wendy Wei Li
Chief Financial Officer

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